UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2015

Anchor BanCorp Wisconsin Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34955	39-1726871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 West Main Street, Madison, Wisconsin	53703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 608-252-8700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On June 30, 2015 Anchor BanCorp Wisconsin Inc. issued a press release announcing the results of several actions taken to improve operational efficiencies. The press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT #	DESCRIPTION

99.1	99.1 Press Release of Anchor BanCorp Wisconsin Inc. dated June 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anchor BanCorp Wisconsin Inc.
(Registrant)

July 1, 2015	/s/ MARK D. TIMMERMAN
(Date)	Mark D. Timmerman
Executive Vice President, Secretary and General Counsel

Exhibit Index

99.1	Press Release dated June 30, 2015